                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA STAG WALLSTREET

ILLUSTRATED INSURED

Male, Age 28, Preferred Non-Nicotine
Initial Face Amount: 180,000
Death Benefit Option A (Level)
$1,100 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.12% = 12.00% - 0.88%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load
For Policy Year 5:

Sales Load = 0% of paid premium
Sales Load = 0% * $1,100.00 = $0

Net Premium = $1,100.00 - 0 = $1,500.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Cost of Insurance Charge

Administrative Charge = $8.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0110/12) * $4,978.14 = $4.56

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 180,000 - 4,978.14 = 175,021.86
Cost of Insurance Charge = 175,021.86 * 0.1216419 / 1,000 = 21.29

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $8.50 + 4.56 + 21.29 = $34.35

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 3,878.14 + 1,100.00 - 34.35 = $4,943.79

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 4,943.79 * 1.00882543 = 4,987.42

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 4,987.42 - 4,943.79 = 43.63

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY        GROSS                        PREMIUM TAX       ADMINISTRATIVE
 YEAR       MONTH       PREMIUM     SALES LOAD          CHARGE              CHARGE
----------------------------------------------------------------------------------------
  4          12
  5           1        1,100.00         0.00              0.00               (8.50)
  5           2          0.00           0.00              0.00               (8.50)
  5           3          0.00           0.00              0.00               (8.50)
  5           4          0.00           0.00              0.00               (8.50)
  5           5          0.00           0.00              0.00               (8.50)
  5           6          0.00           0.00              0.00               (8.50)
  5           7          0.00           0.00              0.00               (8.50)
  5           8          0.00           0.00              0.00               (8.50)
  5           9          0.00           0.00              0.00               (8.50)
  5          10          0.00           0.00              0.00               (8.50)
  5          11          0.00           0.00              0.00               (8.50)
  5          12          0.00           0.00              0.00               (8.50)

           MORTALITY
POLICY    AND EXPENSE            COI            INVESTMENT        END OF MONTH
 YEAR     RISK CHARGE          CHARGE            EARNINGS         ACCOUNT VALUE
------  --------------------------------------------------------------------------
  4                                                                  3,878.14
  5           (4.56)            (21.29)            43.63             4,987.42
  5           (4.57)            (21.29)            43.71             4,996.77
  5           (4.58)            (21.29)            43.80             5,006.20
  5           (4.59)            (21.29)            43.88             5,015.70
  5           (4.60)            (21.29)            43.96             5,025.27
  5           (4.61)            (21.29)            44.05             5,034.92
  5           (4.62)            (21.29)            44.13             5,044.64
  5           (4.63)            (21.29)            44.22             5,054.43
  5           (4.63)            (21.29)            44.30             5,064.32
  5           (4.64)            (21.28)            44.39             5,074.29
  5           (4.65)            (21.28)            44.48             5,084.34
  5           (4.66)            (21.28)            44.57             5,094.47

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

             HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE AND
                           ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA STAG ACCUMULATOR II

ILLUSTRATED INSURED

Male, Age 42, Preferred Non-Nicotine
Initial Face Amount: 600,000
Death Benefit Option B (Return of Account Value)
$27,000 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.12% = 12.00% - 0.88%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 3.75% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 3.75% * $27,000.00 = $1,012.50
Premium Tax Charge = 1.75% * $27,000.00 = $472.50

Net Premium = $27,000.00 - $1,012.50 - $472.50 = $25,515.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0065/12) * $141,763.57 = $76.84

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.3067 * 600,000 / 1,000 = 184.02

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 600,000 + 141,763.57 - 141,763.57 = 600,000
Cost of Insurance Charge = 600,000 * 0.165167 / 1,000 = 99.10

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 76.84 + 184.02 + 99.10 = 367.46

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 116,248.57 + 25,515.00 - 367.46 = $141,396.11

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 141,396.11 * 1.00882543 = 142,643.99

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 142,643.99 - 141,396.11 = 1,247.88

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY            GROSS                             PREMIUM TAX      ADMINISTRATIVE
 YEAR       MONTH           PREMIUM          SALES LOAD           CHARGE            CHARGE
-----------------------------------------------------------------------------------------------
  4           12
  5            1            27,000.00          (1,012.50)         (472.50)           (7.50)
  5            2               0.00               0.00              0.00             (7.50)
  5            3               0.00               0.00              0.00             (7.50)
  5            4               0.00               0.00              0.00             (7.50)
  5            5               0.00               0.00              0.00             (7.50)
  5            6               0.00               0.00              0.00             (7.50)
  5            7               0.00               0.00              0.00             (7.50)
  5            8               0.00               0.00              0.00             (7.50)
  5            9               0.00               0.00              0.00             (7.50)
  5           10               0.00               0.00              0.00             (7.50)
  5           11               0.00               0.00              0.00             (7.50)
  5           12               0.00               0.00              0.00             (7.50)

         MORTALITY AND
POLICY   EXPENSE RISK       PER $1,000           COI           INVESTMENT        END OF MONTH
 YEAR       CHARGE            CHARGE           CHARGE           EARNINGS        ACCOUNT VALUE
------  ----------------------------------------------------------------------------------------
  4                                                                                116,248.57
  5          (76.84)          (184.02)          (99.10)          1,247.88          142,643.99
  5          (77.31)          (184.02)          (99.10)          1,255.65          143,531.71
  5          (77.79)          (184.02)          (99.10)          1,263.48          144,426.78
  5          (78.28)          (184.02)          (99.10)          1,271.37          145,329.25
  5          (78.77)          (184.02)          (99.10)          1,279.33          146,239.19
  5          (79.26)          (184.02)          (99.10)          1,287.36          147,156.67
  5          (79.76)          (184.02)          (99.10)          1,295.45          148,081.74
  5          (80.26)          (184.02)          (99.10)          1,303.61          149,014.47
  5          (80.77)          (184.02)          (99.10)          1,311.84          149,954.92
  5          (81.28)          (184.02)          (99.10)          1,320.13          150,903.15
  5          (81.79)          (184.02)          (99.10)          1,328.50          151,859.24
  5          (82.31)          (184.02)          (99.10)          1,336.93          152,823.24

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL STAG ACCUMULATOR II

ILLUSTRATED INSURED

Male, Age 40, Preferred Non-Nicotine
Initial Face Amount: 670,000
Death Benefit Option B (Return of Account Value)
$27,000 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.12% = 12.00% - 0.88%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 3.75% of paid premium
Premium Tax Charge = 1.75% of paid premium

Sales Load = 3.75% * $27,000.00 = $1,012.50
Premium Tax Charge = 1.75% * $27,000.00 = $472.50

Net Premium = $27,000.00 - $1,012.50 - $472.50 = $25,515.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0065/12) * $141,564.85 = $76.73

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.2808 * 670,000 / 1,000 = 188.14

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 670,000 + 141,564.85 - 141,564.85 = 670,000
Cost of Insurance Charge = 670,000 * 0.1472089 / 1,000 = 98.63

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 76.73 + 188.14 + 98.63 = 371.00

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 116,049.85 + 25,515.00 - 371.00 = 141,193.85

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 141,193.85 * 1.00882543 = 142,439.95

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 142,439.95 - 141,193.85 = 1,246.10

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY           GROSS                            PREMIUM TAX     ADMINISTRATIVE
 YEAR       MONTH          PREMIUM          SALES LOAD         CHARGE            CHARGE
--------------------------------------------------------------------------------------------
  4           12
  5            1            27,000.00         (1,012.50)        (472.50)          (7.50)
  5            2                 0                 0                0             (7.50)
  5            3                 0                 0                0             (7.50)
  5            4                 0                 0                0             (7.50)
  5            5                 0                 0                0             (7.50)
  5            6                 0                 0                0             (7.50)
  5            7                 0                 0                0             (7.50)
  5            8                 0                 0                0             (7.50)
  5            9                 0                 0                0             (7.50)
  5           10                 0                 0                0             (7.50)
  5           11                 0                 0                0             (7.50)
  5           12                 0                 0                0             (7.50)

         MORTALITY AND
POLICY   EXPENSE RISK       PER $1,000           COI           INVESTMENT        END OF MONTH
 YEAR       CHARGE            CHARGE           CHARGE           EARNINGS        ACCOUNT VALUE
------  ----------------------------------------------------------------------------------------
  4                                                                                116,049.85
  5          (76.73)          (188.14)          (98.63)          1,246.10          142,439.95
  5          (77.20)          (188.14)          (98.63)          1,253.81          143,322.29
  5          (77.68)          (188.14)          (98.63)          1,261.60          144,211.94
  5          (78.16)          (188.14)          (98.63)          1,269.44          145,108.95
  5          (78.65)          (188.14)          (98.63)          1,277.36          146,013.39
  5          (79.14)          (188.14)          (98.63)          1,285.33          146,925.31
  5          (79.63)          (188.14)          (98.63)          1,293.38          147,844.79
  5          (80.13)          (188.14)          (98.63)          1,301.49          148,771.88
  5          (80.63)          (188.14)          (98.63)          1,309.67          149,706.65
  5          (81.14)          (188.14)          (98.63)          1,317.91          150,649.15
  5          (81.65)          (188.14)          (98.63)          1,326.23          151,599.45
  5          (82.17)          (188.14)          (98.63)          1,334.61          152,557.62

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA STAG PROTECTOR II

ILLUSTRATED INSURED

Male, Age 43, Preferred Non-Nicotine
Initial Face Amount: 300,000
Death Benefit Option A (Level)
$3,500 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.12% = 12.00% - 0.88%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.00% * $3,500.00 = $140.00
Premium Tax Charge = 1.75% * $3,500.00 = $61.25

Net Premium = $3,500.00 - $140.00 - $61.25 = $3,298.75

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $14,311.84 = $8.94

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.2543 * 300,000 / 1,000 = 76.29

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 300,000 - 14,311.84 = 285,688.16
Cost of Insurance Charge = 285,688.16 * 0.075117 / 1,000 = 21.46

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 8.94 + 76.29 + 21.46 = 114.19

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 11,013.09 + 3,298.75 - 114.19 = 14,197.65

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 14,197.65 * 1.00882543 = 14322.95

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 14322.95 - 14,197.65 = 125.30

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY      POLICY           GROSS                            PREMIUM TAX     ADMINISTRATIVE
 YEAR        MONTH          PREMIUM          SALES LOAD         CHARGE            CHARGE
----------------------------------------------------------------------------------------------
   4           12
   5            1            3,500.00          (140.00)          (61.25)           (7.50)
   5            2              0.00              0.00             0.00             (7.50)
   5            3              0.00              0.00             0.00             (7.50)
   5            4              0.00              0.00             0.00             (7.50)
   5            5              0.00              0.00             0.00             (7.50)
   5            6              0.00              0.00             0.00             (7.50)
   5            7              0.00              0.00             0.00             (7.50)
   5            8              0.00              0.00             0.00             (7.50)
   5            9              0.00              0.00             0.00             (7.50)
   5           10              0.00              0.00             0.00             (7.50)
   5           11              0.00              0.00             0.00             (7.50)
   5           12              0.00              0.00             0.00             (7.50)

          MORTALITY AND
POLICY    EXPENSE RISK       PER $1,000           COI            INVESTMENT        END OF MONTH
 YEAR        CHARGE            CHARGE            CHARGE           EARNINGS        ACCOUNT VALUE
-------  -----------------------------------------------------------------------------------------
   4                                                                                 11,013.09
   5          (8.94)           (76.29)           (21.46)           125.30            14,322.95
   5          (8.95)           (76.29)           (21.45)           125.40            14,334.16
   5          (8.96)           (76.29)           (21.45)           125.50            14,345.45
   5          (8.97)           (76.29)           (21.45)           125.60            14,356.84
   5          (8.97)           (76.29)           (21.45)           125.70            14,368.33
   5          (8.98)           (76.29)           (21.45)           125.80            14,379.91
   5          (8.99)           (76.29)           (21.45)           125.90            14,391.58
   5          (8.99)           (76.29)           (21.45)           126.00            14,403.35
   5          (9.00)           (76.29)           (21.45)           126.11            14,415.22
   5          (9.01)           (76.29)           (21.45)           126.21            14,427.18
   5          (9.02)           (76.29)           (21.45)           126.32            14,439.24
   5          (9.02)           (76.29)           (21.45)           126.42            14,451.40

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL STAG PROTECTOR II

ILLUSTRATED INSURED

Male, Age 42, Preferred Non-Nicotine
Initial Face Amount: 300,000
Death Benefit Option A (Level)
$3,500 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.12% = 12.00% - 0.88%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.75% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.75% * $3,500.00 = $166.25
Premium Tax Charge = 1.75% * $3,500.00 = $61.25

Net Premium = $3,500.00 - $166.25 - $61.25 = $3,272.50

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $14,699.98 = $9.19

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.2381 * 300,000 / 1,000 = 71.43

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 300,000 - 14,699.98 = 285,300.02

Cost of Insurance Charge = 285,300.02 * 0.070102 / 1,000 = 20.00

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 9.19 +71.43 + 20.00 = 108.12

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 11,427.48 + 3,272.50 - 108.12 = $14,591.86

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     3. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     4. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = $14,591.86 * 1.00882543 = $14,720.64

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 14,720.64 - 14,591.86 = 128.78

POLICY      POLICY           GROSS                            PREMIUM TAX      ADMINISTRATIVE
 YEAR        MONTH          PREMIUM          SALES LOAD          CHARGE            CHARGE
-----------------------------------------------------------------------------------------------
   4           12
   5            1            3500.00           (166.25)          (61.25)            (7.50)
   5            2              0.00              0.00              0.00             (7.50)
   5            3              0.00              0.00              0.00             (7.50)
   5            4              0.00              0.00              0.00             (7.50)
   5            5              0.00              0.00              0.00             (7.50)
   5            6              0.00              0.00              0.00             (7.50)
   5            7              0.00              0.00              0.00             (7.50)
   5            8              0.00              0.00              0.00             (7.50)
   5            9              0.00              0.00              0.00             (7.50)
   5           10              0.00              0.00              0.00             (7.50)
   5           11              0.00              0.00              0.00             (7.50)
   5           12              0.00              0.00              0.00             (7.50)

          MORTALITY AND
POLICY    EXPENSE RISK       PER $1,000           COI            INVESTMENT        END OF MONTH
 YEAR        CHARGE            CHARGE            CHARGE           EARNINGS        ACCOUNT VALUE
-------  -----------------------------------------------------------------------------------------
   4                                                                                 11,427.48
   5          (9.19)           (71.43)           (20.00)           128.78            14,720.64
   5          (9.20)           (71.43)           (20.00)           128.96            14,741.47
   5          (9.21)           (71.43)           (20.00)           129.15            14,762.47
   5          (9.23)           (71.43)           (20.00)           129.33            14,783.64
   5          (9.24)           (71.43)           (20.00)           129.52            14,805.00
   5          (9.25)           (71.43)           (20.00)           129.71            14,826.54
   5          (9.27)           (71.43)           (19.99)           129.90            14,848.24
   5          (9.28)           (71.43)           (19.99)           130.09            14,870.13
   5          (9.29)           (71.43)           (19.99)           130.28            14,892.20
   5          (9.31)           (71.43)           (19.99)           130.47            14,914.44
   5          (9.32)           (71.43)           (19.98)           130.67            14,936.89
   5          (9.34)           (71.43)           (19.98)           130.87            14,959.50

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD QUANTUM II

ILLUSTRATED INSURED

Male, Age 58 Standard Non-Nicotine
Initial Face Amount: 560,000
Benefit Account Premium: $12,000 paid annually on the policy anniversary Investment Account Premium: $10,000 paid in the first year on the policy date Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = Benefit Account Value + Investment Account Value
Benefit Account Value = (Beginning Benefit Account Value + Net Premium - Monthly Deduction) * (Credited Interest Rate)
Investment Account Value = (Beginning Investment Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Investment Account Net Rate of Return = 11.12% = 12.00% - 0.88%
Declared Current Benefit Account Crediting Rate = 3.50%

Assumed Asset Charges = 0. 88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Benefit Account Sales Load = 2.25% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 2.25% * $12,000 = $270.00
Premium Tax Charge = 1.75% * $12,000 = $210.00

Benefit Account Net Premium = $12,000 - $270.00 - $210.00 = $11,520.00
Investment Account Net Premium = 0

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Benefit Account Monthly Deduction Amount = Administrative Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000

Monthly per $1,000 Charge = 0 * 560,000 / 1,000 = 0

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 560,000 - 40,922.64 = 519,653.92
Cost of Insurance Charge = 519,653.92 * 0.4667/ 1,000 = 242.52

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Investment Account Value
Mortality and Expense Risk Charge = (.0135/12) * $14,191.83 = $15.97

The Account Values used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Benefit Account Monthly Deduction Amount = $7.50 + 242.52 = 250.02

Investment Account Monthly Deduction Amount = $15.97

Benefit Account Value after Monthly Deduction = Beginning Benefit Account Value + Net Premium - Monthly Deduction = $28,826.08 + 11,520.00 - 250.02 = 40,096.06

Investment Account Value after Monthly Deduction = Beginning Investment Account Value + Net Premium - Monthly Deduction = 14191.83 + 0 - 15.97 = 14,175.86

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Investment Account Value after the Monthly Deduction Amount to determine the end of month Investment Account Value.

Hypothetical Monthly Interest Crediting Factor = (1+ .0350) ^ (1/12) =
1.002870899

This hypothetical monthly interest crediting factor is applied to the Benefit Account Value after the Monthly Deduction Amount to determine the end of month Benefit Account Value.

For Policy Year 5, Month 1
End of Month Benefit Account Value = 40,096.06 * 1.002870899 = 40,211.17

Monthly Benefit Account Interest Earnings = End of Month Account Value - Account Value after Monthly Deduction

Monthly Benefit Account Interest Earnings = 40,211.17 - 40,096.06 = 115.11

End of Month Investment Account Value = 14,175.86 * 1.00882543 = 14,300.97

Monthly Investment Account Earnings = End of Month Investment Account Value - Investment Account Value after Monthly Deduction
Monthly Investment Account Earnings = 14,300.97 - 14,175.86 = 125.11

End of Month Account Value = End of Month Benefit Account Value + End of Month Investment Account Value
End of Month Account Value = 40,816.92 + 14,300.97 = 55,117.89

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

BENEFIT ACCOUNT

                            BENEFIT
POLICY     POLICY        ACCOUNT GROSS                        PREMIUM TAX      ADMINISTRATIVE
 YEAR       MONTH           PREMIUM          SALES LOAD          CHARGE            CHARGE
----------------------------------------------------------------------------------------------
 4            12
 5             1            12,000.00          (270.00)          (210.00)           (7.50)
 5             2               0.00              0.00              0.00             (7.50)
 5             3               0.00              0.00              0.00             (7.50)
 5             4               0.00              0.00              0.00             (7.50)
 5             5               0.00              0.00              0.00             (7.50)
 5             6               0.00              0.00              0.00             (7.50)
 5             7               0.00              0.00              0.00             (7.50)
 5             8               0.00              0.00              0.00             (7.50)
 5             9               0.00              0.00              0.00             (7.50)
 5            10               0.00              0.00              0.00             (7.50)
 5            11               0.00              0.00              0.00             (7.50)
 5            12               0.00              0.00              0.00             (7.50)

                                                            END OF MONTH
POLICY   PER $1,000          COI           INVESTMENT      BENEFIT ACCOUNT
 YEAR      CHARGE           CHARGE          EARNINGS            VALUE
------  -------------------------------------------------------------------
 4                                                             28,824.07
 5           0.00           (242.52)          115.11           40,209.16
 5           0.00           (242.59)          114.72           40,073.79
 5           0.00           (242.65)          114.33           39,937.97
 5           0.00           (242.71)          113.94           39,801.70
 5           0.00           (242.78)          113.55           39,664.97
 5           0.00           (242.84)          113.16           39,527.79
 5           0.00           (242.91)          112.76           39,390.14
 5           0.00           (242.97)          112.37           39,252.04
 5           0.00           (243.03)          111.97           39,113.48
 5           0.00           (243.10)          111.57           38,974.45
 5           0.00           (243.16)          111.17           38,834.96
 5           0.00           (243.23)          110.77           38,695.00

INVESTMENT ACCOUNT

                          INVESTMEMT                           MORTALITY AND
POLICY     POLICY        ACCOUNT GROSS       PREMIUM TAX       EXPENSE RISK
 YEAR       MONTH           PREMIUM            CHARGE             CHARGE
------------------------------------------------------------------------------
 4           12
 5            1               0.00               0.00              (15.97)
 5            2               0.00               0.00              (16.09)
 5            3               0.00               0.00              (16.21)
 5            4               0.00               0.00              (16.34)
 5            5               0.00               0.00              (16.46)
 5            6               0.00               0.00              (16.59)
 5            7               0.00               0.00              (16.72)
 5            8               0.00               0.00              (16.85)
 5            9               0.00               0.00              (16.97)
 5           10               0.00               0.00              (17.11)
 5           11               0.00               0.00              (17.24)

                               END OF MONTH
POLICY     INVESTMENT           INVESTMENT          TOTAL ACCOUNT
 YEAR       EARNINGS          ACCOUNT VALUE             VALUE
------  -------------------------------------------------------------
 4                               14,191.83             43,015.90
 5            125.11             14,300.97             54,510.13
 5            126.07             14,410.95             54,484.74
 5            127.04             14,521.78             54,459.75
 5            128.02             14,633.45             54,435.15
 5            129.00             14,745.99             54,410.96
 5            129.99             14,859.40             54,387.19
 5            130.99             14,973.67             54,363.81
 5            132.00             15,088.82             54,340.86
 5            133.02             15,204.87             54,318.35
 5            134.04             15,321.79             54,296.24
 5            135.07             15,439.62             54,274.58

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD QUANTUM II

ILLUSTRATED INSURED

Male, Age 55, Standard Non-Nicotine
Initial Face Amount: $500,000
Benefit Account Premium: $9,500.00 paid annually on the policy anniversary Investment Account Premium: $10,000 paid in the first year on the policy date Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = Benefit Account Value + Investment Account Value
Benefit Account Value = (Beginning Benefit Account Value + Net Premium - Monthly Deduction) * (Credited Interest Rate)
Investment Account Value = (Beginning Investment Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Investment Account Net Rate of Return = 11.12% = 12.00% - 0.88%
Declared Current Benefit Account Crediting Rate = 3.50%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Benefit Account Sales Load = 2.25% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 2.25% * $9,500.00 = $213.75
Premium Tax Charge = 1.75% * $9,500.00 = $166.25
Benefit Account Net Premium = $9,500.00 - $213.75 - $166.25 = $9,120.00
Investment Account Net Premium = 0

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Benefit Account Monthly Deduction Amount = Administrative Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0 * 500,000 / 1,000 = 0

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 500,000 - 33,020.78 = 466,979.22
Cost of Insurance Charge = 466,506.65 * 0.356008/ 1,000 = 166.24

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Investment Account Value
Mortality and Expense Risk Charge = (.0135/12) * $14,191.83 = $15.96

The Account Values used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Benefit Account Monthly Deduction Amount = $7.50 + 166.24 = 173.74

Investment Account Monthly Deduction Amount = $15.96

Benefit Account Value after Monthly Deduction = Beginning Benefit Account Value + Net Premium - Monthly Deduction = 23,900.78 + 9,120.00 - 173.74 = $32,847.04

Investment Account Value after Monthly Deduction = Beginning Investment Account Value + Net Premium - Monthly Deduction = 14,191.83 + 0 - 15.96 = 14,175.87

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     1. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     2. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Investment Account Value after the Monthly Deduction Amount to determine the end of month Investment Account Value.

Hypothetical Monthly Interest Crediting Factor = (1+ .0350) ^ (1/12) =
1.002870899

This hypothetical monthly interest crediting factor is applied to the Benefit Account Value after the Monthly Deduction Amount to determine the end of month Benefit Account Value.

For Policy Year 5, Month 1
End of Month Benefit Account Value = 32,847.04 * 1.002870899 = 32,941.34
Monthly Benefit Account Interest Earnings = End of Month Account Value - Account Value after Monthly Deduction

Monthly Benefit Account Interest Earnings = 32,941.34 - 32,847.04 = 94.30

End of Month Investment Account Value = 14,175.87 * 1.00882543 = 14,300.97

Monthly Investment Account Earnings = End of Month Investment Account Value - Investment Account Value after Monthly Deduction
Monthly Investment Account Earnings = 14,300.97 - 14,175.87 = 125.10

End of Month Account Value = End of Month Benefit Account Value + End of Month Investment Account Value
End of Month Account Value = 32,941.34 + 14,300.97 = 47,242.31

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

BENEFIT ACCOUNT

                            BENEFIT
POLICY      POLICY       ACCOUNT GROSS                        PREMIUM TAX
 YEAR        MONTH          PREMIUM          SALES LOAD          CHARGE
----------------------------------------------------------------------------
   4           12
   5            1            9,500.00          (213.75)          (166.25)
   5            2              0.00              0.00              0.00
   5            3              0.00              0.00              0.00
   5            4              0.00              0.00              0.00
   5            5              0.00              0.00              0.00
   5            6              0.00              0.00              0.00
   5            7              0.00              0.00              0.00
   5            8              0.00              0.00              0.00
   5            9              0.00              0.00              0.00
   5           10              0.00              0.00              0.00
   5           11              0.00              0.00              0.00
   5           12              0.00              0.00              0.00


POLICY     ADMINISTRATIVE      PER $1,000       COI             INVESTMENT
 YEAR          CHARGE            CHARGE        CHARGE            EARNINGS
-------  --------------------------------------------------------------------
   4
   5            (7.50)             0.00        (166.24)            94.30
   5            (7.50)             0.00        (166.27)            94.07
   5            (7.50)             0.00        (166.30)            93.84
   5            (7.50)             0.00        (166.33)            93.61
   5            (7.50)             0.00        (166.36)            93.38
   5            (7.50)             0.00        (166.39)            93.15
   5            (7.50)             0.00        (166.41)            92.92
   5            (7.50)             0.00        (166.44)            92.69
   5            (7.50)             0.00        (166.47)            92.45
   5            (7.50)             0.00        (166.50)            92.22
   5            (7.50)             0.00        (166.53)            91.99
   5            (7.50)             0.00        (166.56)            91.75

INVESTMENT ACCOUNT

                          INVESTMEMT                           MORTALITY AND
POLICY     POLICY        ACCOUNT GROSS       PREMIUM TAX       EXPENSE RISK
 YEAR       MONTH           PREMIUM            CHARGE             CHARGE
------------------------------------------------------------------------------
 4            12
 5             1              0.00               0.00              (15.97)
 5             2              0.00               0.00              (16.09)
 5             3              0.00               0.00              (16.21)
 5             4              0.00               0.00              (16.34)
 5             5              0.00               0.00              (16.46)
 5             6              0.00               0.00              (16.59)
 5             7              0.00               0.00              (16.72)
 5             8              0.00               0.00              (16.85)
 5             9              0.00               0.00              (16.97)
 5            10              0.00               0.00              (17.11)
 5            11              0.00               0.00              (17.24)
 5            12              0.00               0.00              (17.37)

                               END OF MONTH
                                INVESTMENT
POLICY     INVESTMENT            ACCOUNT            TOTAL ACCOUNT
 YEAR       EARNINGS              VALUE                 VALUE
------  -------------------------------------------------------------
 4                               14,191.83             38,092.61
 5            125.11             14,300.97             47,242.31
 5            126.07             14,410.95             47,272.59
 5            127.04             14,521.78             47,303.46
 5            128.02             14,633.45             47,334.91
 5            129.00             14,745.99             47,366.97
 5            129.99             14,859.40             47,399.64
 5            130.99             14,973.67             47,432.91
 5            132.00             15,088.82             47,466.81
 5            133.02             15,204.87             47,501.34
 5            134.04             15,321.79             47,536.48
 5            135.07             15,439.62             47,572.27
 5            136.11             15,558.36             47,608.70

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD VUL LAST SURVIVOR

ILLUSTRATED INSURED

Male, Age 55, Standard Non-Nicotine
Female, Age 53, Standard Non-Nicotine
Initial Face Amount: 2,800,000
Death Benefit Option A (Level)
$22,500 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.12% = 12.00% - 0.88%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 6.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 6.00% * $17,500.00 = $1,350.00
Premium Tax Charge = 1.75% * $17,500.00 = $393.75

Net Premium = $22,500.00 - $1,350.00 - $393.75 = $20,756.75

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $30.00

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $96,961.24 = $60.60

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.172 * 2,800,000 / 1,000 = 481.60

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000

Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 2,800,000 - 96,961.24 = 2,703,038.76
Cost of Insurance Charge = 2,703,038.76 * .0039 / 1,000 = 10.54

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $30.00 + 60.60 + 481.60 + 10.54 = 582.74

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = $76,204.99 + 20,756.75 - 582.74 = 96,379.00

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     3. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     4. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 96,379.00 * 1.00882543 = 97,229.58

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 97,229.58 - 96,379.00 = 850.58

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY           GROSS                              PREMIUM      ADMINISTRATIVE
 YEAR       MONTH          PREMIUM          SALES LOAD       TAX CHARGE         CHARGE
------------------------------------------------------------------------------------------
 4            12
 5             1            22500.00          (1350.00)         (393.75)         (30.00)
 5             2              0.00               0.00             0.00           (30.00)
 5             3              0.00               0.00             0.00           (30.00)
 5             4              0.00               0.00             0.00           (30.00)
 5             5              0.00               0.00             0.00           (30.00)
 5             6              0.00               0.00             0.00           (30.00)
 5             7              0.00               0.00             0.00           (30.00)
 5             8              0.00               0.00             0.00           (30.00)
 5             9              0.00               0.00             0.00           (30.00)
 5            10              0.00               0.00             0.00           (30.00)
 5            11              0.00               0.00             0.00           (30.00)
 5            12              0.00               0.00             0.00           (30.00)

        MORTALITY AND
POLICY   EXPENSE RISK     PER $1,000          COI          INVESTMENT      END OF MONTH
 YEAR       CHARGE          CHARGE           CHARGE         EARNINGS      ACCOUNT VALUE
------  ---------------------------------------------------------------------------------
 4                                                                            76,204.99
 5           (60.60)         (481.60)         (10.54)         850.58          97,229.08
 5           (60.77)         (481.60)         (10.54)         852.94          97,499.11
 5           (60.94)         (481.60)         (10.54)         855.33          97,771.36
 5           (61.11)         (481.60)         (10.54)         857.73          98,045.83
 5           (61.28)         (481.60)         (10.54)         860.15          98,322.56
 5           (61.45)         (481.60)         (10.54)         862.59          98,601.56
 5           (61.63)         (481.60)         (10.54)         865.05          98,882.84
 5           (61.80)         (481.60)         (10.53)         867.53          99,166.44
 5           (61.98)         (481.60)         (10.53)         870.03          99,452.36
 5           (62.16)         (481.60)         (10.53)         872.55          99,740.62
 5           (62.34)         (481.60)         (10.53)         875.10          100,031.25
 5           (62.52)         (481.60)         (10.53)         877.66          100,324.25

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD VUL LAST SURVIVOR

ILLUSTRATED INSURED

Male, Age 55, Preferred Non-Nicotine
Female, Age 51, Preferred Non-Nicotine
Initial Face Amount: 3,900,000
Death Benefit Option A (Level)
$26,000 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.12% = 12.00% - 0.88%

Assumed Asset Charges = 0.88%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 6.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 6.00% * $26,000.00 = $1,560.00
Premium Tax Charge = 1.75% * $26,000.00 = $455.00

Net Premium = $26,000.00 - $1,560.00 - $455.00 = $23,985.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $30.00

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $110,395.75 = $69.00

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.1587 * 3,900,000 / 1,000 = 618.93

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 3,900,000 - 110,395.75 = 3,789,604.25

Cost of Insurance Charge = 3,789,604.25 * .0032 / 1,000 = 12.13

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $30.00 + 69.00 + 618.93 + 12.13 = 730.06

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = $86,410.75 + 23,985.00 - 730.06 = 109,665.69

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     5. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     6. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.12% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .1112) ^ (1/12) = 1.00882543

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 109,665.69 * 1.00882543 = 110,633.53

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 110,634.00 - 109,666.00 = 968.00

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY            GROSS                               PREMIUM       ADMINISTRATIVE
 YEAR       MONTH           PREMIUM          SALES LOAD         TAX CHARGE         CHARGE
----------------------------------------------------------------------------------------------
 4            12
 5             1            26,000.00          (1,560.00)         (455.00)          (30.00)
 5             2               0.00               0.00              0.00            (30.00)
 5             3               0.00               0.00              0.00            (30.00)
 5             4               0.00               0.00              0.00            (30.00)
 5             5               0.00               0.00              0.00            (30.00)
 5             6               0.00               0.00              0.00            (30.00)
 5             7               0.00               0.00              0.00            (30.00)
 5             8               0.00               0.00              0.00            (30.00)
 5             9               0.00               0.00              0.00            (30.00)
 5            10               0.00               0.00              0.00            (30.00)
 5            11               0.00               0.00              0.00            (30.00)
 5            12               0.00               0.00              0.00            (30.00)

         MORTALITY AND
POLICY   EXPENSE RISK       PER $1,000           COI          INVESTMENT        END OF MONTH
 YEAR       CHARGE            CHARGE           CHARGE          EARNINGS        ACCOUNT VALUE
------  ---------------------------------------------------------------------------------------
 4                                                                                86,410.75
 5            0.00            (618.90)          (12.13)          968.11           110,663.84
 5            0.00            (618.90)          (12.13)          970.48           110,934.12
 5            0.00            (618.90)          (12.13)          972.86           111,206.62
 5            0.00            (618.90)          (12.12)          975.26           111,481.37
 5            0.00            (618.90)          (12.12)          977.69           111,758.35
 5            0.00            (618.90)          (12.12)          980.13           112,037.61
 5            0.00            (618.90)          (12.12)          982.59           112,319.16
 5            0.00            (618.90)          (12.12)          985.08           112,603.02
 5            0.00            (618.90)          (12.12)          987.58           112,889.20
 5            0.00            (618.90)          (12.12)          990.10           113,177.72
 5            0.00            (618.90)          (12.12)          992.65           113,468.61
 5            0.00            (618.90)          (12.12)          995.21           113,761.88

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD LEADERS VUL JOINT LEGACY

ILLUSTRATED INSURED

Male, Age 55, Standard Non-Nicotine
Female, Age 53, Standard Non-Nicotine
Initial Face Amount: 2,800,000
Death Benefit Option A (Level)
$35,000 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.10% = 12.00% - 0.90%

Assumed Asset Charges = 0.90%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 6.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 6.00% * $35,000.00 = $2,100.00
Premium Tax Charge = 1.75% * $35,000.00 = $612.50

Net Premium = $35,000.00 - $2,100.00 - $612.50 = $32,287.50

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $30.00

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $167,705.45 = $104.82

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.172 * 2,800,000 / 1,000 = 481.60

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 2,800,000 - 167,705.45 = 2,632,294.55
Cost of Insurance Charge = 2,632,294.55 * .0039 / 1,000 = 10.27

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $30.00 + 104.82 + 481.60 + 10.27 = 626.69

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = $135,417.95 + 32,287.50 - 626.69 = 167,078.76

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     7. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     8. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .111) ^ (1/12) = 1.00881029

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 167,078.76 * 1.00881029 = 168,550.77

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 168,550.77 - 167,078.76 = 1,472.01

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY      POLICY            GROSS                             PREMIUM TAX     ADMINISTRATIVE
 YEAR        MONTH           PREMIUM          SALES LOAD           CHARGE           CHARGE
-----------------------------------------------------------------------------------------------
   4           12
   5            1            35,000.00          (2,100.00)         (612.50)          (30.00)
   5            2               0.00               0.00              0.00            (30.00)
   5            3               0.00               0.00              0.00            (30.00)
   5            4               0.00               0.00              0.00            (30.00)
   5            5               0.00               0.00              0.00            (30.00)
   5            6               0.00               0.00              0.00            (30.00)
   5            7               0.00               0.00              0.00            (30.00)
   5            8               0.00               0.00              0.00            (30.00)
   5            9               0.00               0.00              0.00            (30.00)
   5           10               0.00               0.00              0.00            (30.00)
   5           11               0.00               0.00              0.00            (30.00)
   5           12               0.00               0.00              0.00            (30.00)

          MORTALITY AND
POLICY     EXPENSE RISK       PER $1,000           COI           INVESTMENT        END OF MONTH
 YEAR         CHARGE            CHARGE           CHARGE           EARNINGS        ACCOUNT VALUE
-------  -----------------------------------------------------------------------------------------
   4                                                                                 135,417.95
   5          (104.82)          (481.60)          (10.27)          1,472.01          168,550.77
   5          (105.34)          (481.60)          (10.26)          1,479.46          169,403.03
   5          (105.88)          (481.60)          (10.26)          1,486.96          170,262.25
   5          (106.41)          (481.60)          (10.26)          1,494.53          171,128.51
   5          (106.96)          (481.60)          (10.25)          1,502.15          172,001.85
   5          (107.50)          (481.60)          (10.25)          1,509.84          172,882.34
   5          (108.05)          (481.60)          (10.25)          1,517.59          173,770.03
   5          (108.61)          (481.60)          (10.24)          1,525.41          174,664.99
   5          (109.17)          (481.60)          (10.24)          1,533.29          175,567.27
   5          (109.73)          (481.60)          (10.24)          1,541.23          176,476.93
   5          (110.30)          (481.60)          (10.23)          1,549.24          177,394.04
   5          (110.87)          (481.60)          (10.23)          1,557.32          178,318.66

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD LEADERS VUL JOINT LEGACY

ILLUSTRATED INSURED

Male, Age 55, Preferred Non-Nicotine
Female, Age 51, Preferred Non-Nicotine
Initial Face Amount: 3,900,000
Death Benefit Option A (Level)
$43,000 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.10% = 12.00% - 0.90%

Assumed Asset Charges = 0.90%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 6.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 6.00% * $43,000.00 = $2,580.00
Premium Tax Charge = 1.75% * $43,000.00 = $752.50

Net Premium = $43,000.00 - $2,580.00 - $752.50 = $39,667.50

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $30.00

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $206,615.55 = $129.13

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.151 * 3,900,000 / 1,000 = 588.90

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 3,900,000 - 206,615.55 = 3,693,384.45
Cost of Insurance Charge = 3,693,384.45 * .0032 / 1,000 = 11.82

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $30.00 + 129.13 + 588.90 + 11.82 = 759.85

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = $166,948.05 + 39,667.50 - 759.85 = 205,855.70

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     9. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     10. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.11% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .111) ^ (1/12) = 1.00881029

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 205,855.70 * 1.00881029 = 207,669.35

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 207,669.35 - 205,855.70 = 1,813.65

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY      POLICY            GROSS                             PREMIUM TAX     ADMINISTRATIVE
 YEAR        MONTH           PREMIUM          SALES LOAD           CHARGE           CHARGE
-----------------------------------------------------------------------------------------------
   4           12
   5            1            43,000.00          (2,580.00)         (752.50)          (30.00)
   5            2               0.00               0.00              0.00            (30.00)
   5            3               0.00               0.00              0.00            (30.00)
   5            4               0.00               0.00              0.00            (30.00)
   5            5               0.00               0.00              0.00            (30.00)
   5            6               0.00               0.00              0.00            (30.00)
   5            7               0.00               0.00              0.00            (30.00)
   5            8               0.00               0.00              0.00            (30.00)
   5            9               0.00               0.00              0.00            (30.00)
   5           10               0.00               0.00              0.00            (30.00)
   5           11               0.00               0.00              0.00            (30.00)
   5           12               0.00               0.00              0.00            (30.00)

          MORTALITY AND
POLICY     EXPENSE RISK       PER $1,000           COI           INVESTMENT        END OF MONTH
 YEAR         CHARGE            CHARGE           CHARGE           EARNINGS        ACCOUNT VALUE
-------  -----------------------------------------------------------------------------------------
   4                                                                                 166,948.05
   5          (129.13)          (588.90)          (11.82)          1,813.65          207,669.35
   5          (129.79)          (588.90)          (11.82)          1,822.93          208,731.77
   5          (130.46)          (588.90)          (11.81)          1,832.28          209,802.88
   5          (131.13)          (588.90)          (11.81)          1,841.71          210,882.75
   5          (131.80)          (588.90)          (11.81)          1,851.22          211,971.46
   5          (132.48)          (588.90)          (11.80)          1,860.81          213,069.09
   5          (133.17)          (588.90)          (11.80)          1,870.47          214,175.69
   5          (133.86)          (588.90)          (11.79)          1,880.21          215,291.35
   5          (134.56)          (588.90)          (11.79)          1,890.04          216,416.14
   5          (135.26)          (588.90)          (11.79)          1,899.94          217,550.13
   5          (135.97)          (588.90)          (11.78)          1,909.93          218,693.41
   5          (136.68)          (588.90)          (11.78)          1,919.99          219,846.04

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD LEADERS VUL LIBERTY

ILLUSTRATED INSURED

Male, Age 42, Preferred Non-Nicotine
Initial Face Amount: 600,000
Death Benefit Option B (Return of Account Value)
$9,000 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.10% = 12.00% - 0.90%

Assumed Asset Charges = 0.90%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.25% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.25% * $9,000.00 = $382.50
Premium Tax Charge = 1.75% * $9,000.00 = $152.50

Net Premium = $9,000.00 - $382.50 - $152.50 = $8,460.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = .00054 * $26,613.14 = $14.37

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.5937 * 600,000 / 1,000 = 356.22

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 600,000 + 26,613.14 - 26,613.14 = 600,000
Cost of Insurance Charge = 600,000 * 0.165167 / 1,000 = 99.10

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 14.37 + 356.22 + 99.10 = 477.19

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 18,153.14 + 8,460.00 - 477.19 = $26,135.95

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     11. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     12. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.10% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .111) ^ (1/12) = 1.00881029

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 26,135.95 * 1.00881029 = 26,366.22

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 26,366.22 - 26,135.95 = 230.27

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

 POLICY      POLICY           GROSS                            PREMIUM TAX      ADMINISTRATIVE
  YEAR        MONTH          PREMIUM          SALES LOAD          CHARGE            CHARGE
-----------------------------------------------------------------------------------------------
   4            12
   5             1            9,000.00          (382.50)          (157.50)           (7.50)
   5             2              0.00              0.00              0.00             (7.50)
   5             3              0.00              0.00              0.00             (7.50)
   5             4              0.00              0.00              0.00             (7.50)
   5             5              0.00              0.00              0.00             (7.50)
   5             6              0.00              0.00              0.00             (7.50)
   5             7              0.00              0.00              0.00             (7.50)
   5             8              0.00              0.00              0.00             (7.50)
   5             9              0.00              0.00              0.00             (7.50)
   5            10              0.00              0.00              0.00             (7.50)
   5            11              0.00              0.00              0.00             (7.50)
   5            12              0.00              0.00              0.00             (7.50)

           MORTALITY AND
 POLICY    EXPENSE RISK       PER $1,000           COI          INVESTMENT       END OF MONTH
  YEAR        CHARGE            CHARGE           CHARGE          EARNINGS        ACCOUNT VALUE
--------  --------------------------------------------------------------------------------------
   4                                                                                18,153.14
   5           (14.37)          (356.22)          (99.10)          230.27           26,366.22
   5           (14.24)          (356.22)          (99.10)          228.09           26,117.25
   5           (14.10)          (356.22)          (99.10)          225.90           25,866.23
   5           (13.97)          (356.22)          (99.10)          223.69           25,613.13
   5           (13.83)          (356.22)          (99.10)          221.46           25,357.94
   5           (13.69)          (356.22)          (99.10)          219.21           25,100.64
   5           (13.55)          (356.22)          (99.10)          216.95           24,841.22
   5           (13.41)          (356.22)          (99.10)          214.66           24,579.65
   5           (13.27)          (356.22)          (99.10)          212.36           24,315.92
   5           (13.13)          (356.22)          (99.10)          210.04           24,050.01
   5           (12.99)          (356.22)          (99.10)          207.70           23,781.90
   5           (12.84)          (356.22)          (99.10)          205.33           23,511.57

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD LEADERS VUL LIBERTY

ILLUSTRATED INSURED

Male, Age 40, Preferred Non-Nicotine
Initial Face Amount: 670,000
Death Benefit Option B (Return of Account Value)
$9,000 paid annually for 20 years on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.10% = 12.00% - 0.90%

Assumed Asset Charges = 0.90%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 3.75% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 3.75% * $9,000.00 = $337.50
Premium Tax Charge = 1.75% * $9,000.00 = $157.50
Net Premium = $9,000.00 - $337.50 - $157.50 = $8,505.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = .00054 * $26,949.73 = $14.55

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.5313 * 670,000 / 1,000 = 355.97

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 670,000 + 26,949.73 - 26,949.73 = 670,000
Cost of Insurance Charge = 670,000 * 0.147208 / 1,000 = 98.63

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 14.55 + 355.97 + 98.63 = 476.65

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 18,444.73 + 8,505.00 - 476.65 = 26,473.08

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     3. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     4. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.10% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .111) ^ (1/12) = 1.00881029

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 26,473.08 * 1.00881029 = 26,706.32

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 26,706.32 - 26,473.08 = 233.24

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

 POLICY      POLICY           GROSS                            PREMIUM TAX      ADMINISTRATIVE
  YEAR        MONTH          PREMIUM          SALES LOAD          CHARGE            CHARGE
-----------------------------------------------------------------------------------------------
   4            12
   5             1            9,000.00          (337.50)          (157.50)           (7.50)
   5             2              0.00              0.00              0.00             (7.50)
   5             3              0.00              0.00              0.00             (7.50)
   5             4              0.00              0.00              0.00             (7.50)
   5             5              0.00              0.00              0.00             (7.50)
   5             6              0.00              0.00              0.00             (7.50)
   5             7              0.00              0.00              0.00             (7.50)
   5             8              0.00              0.00              0.00             (7.50)
   5             9              0.00              0.00              0.00             (7.50)
   5            10              0.00              0.00              0.00             (7.50)
   5            11              0.00              0.00              0.00             (7.50)
   5            12              0.00              0.00              0.00             (7.50)

           MORTALITY AND
 POLICY    EXPENSE RISK       PER $1,000           COI          INVESTMENT       END OF MONTH
  YEAR        CHARGE            CHARGE           CHARGE          EARNINGS        ACCOUNT VALUE
--------  --------------------------------------------------------------------------------------
   4                                                                                18,444.73
   5           (14.55)          (355.97)          (98.63)          233.24           26,706.32
   5           (14.42)          (355.97)          (98.63)          231.09           26,460.89
   5           (14.29)          (355.97)          (98.63)          228.93           26,213.43
   5           (14.16)          (355.97)          (98.63)          226.75           25,963.92
   5           (14.02)          (355.97)          (98.63)          224.55           25,712.35
   5           (13.88)          (355.97)          (98.63)          222.34           25,458.71
   5           (13.75)          (355.97)          (98.63)          220.11           25,202.97
   5           (13.61)          (355.97)          (98.63)          217.85           24,945.11
   5           (13.47)          (355.97)          (98.63)          215.58           24,685.13
   5           (13.33)          (355.97)          (98.63)          213.29           24,422.99
   5           (13.19)          (355.97)          (98.63)          210.99           24,158.69
   5           (13.05)          (355.97)          (98.63)          208.66           23,892.20

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

                      HARTFORD LIFE INSURANCE COMPANY AND
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                       VARIABLE UNIVERSAL LIFE INSURANCE
                        ILLUSTRATION SAMPLE CALCULATION

HLA HARTFORD LEADERS VUL LEGACY

ILLUSTRATED INSURED

Male, Age 43, Standard Non-Nicotine
Initial Face Amount: 300,000
Death Benefit Option A (Level)
$3,800 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.10% = 12.00% - 0.90%

Assumed Asset Charges = 0.90%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.00% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.00% * $3,800.00 = $152.00
Premium Tax Charge = 1.75% * $3,800.00 = $66.50

Net Premium = $3,800.00 - $152.00 - $66.50 = $3,581.50

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $13,452.77 = $8.41

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.4069 * 300,000 / 1,000 = 122.07

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000
Net Amount at Risk = Death Benefit - Account Value

Net Amount at Risk = 300,000 - 13,452.77 = 286,547.23
Cost of Insurance Charge = 286,547.23 * 0.0648 / 1,000 = 18.57

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 8.41 + 122.07 + 18.57 = 156.55

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 9,871.27 + 3,581.50 - 156.55 = 13,296.22

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     3. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     4. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.10% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .111) ^ (1/12) = 1.00881029

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 13,296.22 * 1.00881029 = 13,413.36

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 13,413.36 - 13,296.22 = 117.14

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY           GROSS                              PREMIUM       ADMINISTRATIVE
 YEAR       MONTH          PREMIUM          SALES LOAD       TAX CHARGE          CHARGE
--------------------------------------------------------------------------------------------
 4            12
 5             1            3,800.00          (152.00)          (66.50)           (7.50)
 5             2              0.00              0.00             0.00             (7.50)
 5             3              0.00              0.00             0.00             (7.50)
 5             4              0.00              0.00             0.00             (7.50)
 5             5              0.00              0.00             0.00             (7.50)
 5             6              0.00              0.00             0.00             (7.50)
 5             7              0.00              0.00             0.00             (7.50)
 5             8              0.00              0.00             0.00             (7.50)
 5             9              0.00              0.00             0.00             (7.50)
 5            10              0.00              0.00             0.00             (7.50)
 5            11              0.00              0.00             0.00             (7.50)
 5            12              0.00              0.00             0.00             (7.50)

        MORTALITY AND
POLICY   EXPENSE RISK      PER $1,000           COI          INVESTMENT       END OF MONTH
 YEAR       CHARGE           CHARGE           CHARGE          EARNINGS        ACCOUNT VALUE
------  -------------------------------------------------------------------------------------
 4                                                                               9,871.27
 5           (8.41)          (122.07)          (18.57)          117.14           13,413.36
 5           (8.38)          (122.07)          (18.57)          116.80           13,373.64
 5           (8.36)          (122.07)          (18.57)          116.45           13,333.59
 5           (8.33)          (122.07)          (18.58)          116.09           13,293.20
 5           (8.31)          (122.07)          (18.58)          115.74           13,252.48
 5           (8.28)          (122.07)          (18.58)          115.38           13,211.43
 5           (8.26)          (122.07)          (18.58)          115.02           13,170.03
 5           (8.23)          (122.07)          (18.59)          114.65           13,128.29
 5           (8.21)          (122.07)          (18.59)          114.29           13,086.21
 5           (8.18)          (122.07)          (18.59)          113.92           13,043.79
 5           (8.15)          (122.07)          (18.59)          113.54           13,001.02
 5           (8.13)          (122.07)          (18.60)          113.17           12,957.89

HOW CHARGES ARE DEDUCTED FROM THE INVESTMENT OPTIONS AND THE FIXED ACCOUNT

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) amount the Investment Options and the Fixed Account. The policy owner chooses the allocation of the net premium amount the Investment Options and the fixed Account.

The monthly deduction amount is deducted pro rata from each of the Investment Option's attributable to the Policy and the Fixed Account.

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the funds.

HOW THE CALCULATIONS VARY FOR OTHER POLICY YEARS

The Sales Load: The charge may vary by policy year and by the amount of the Premium. See the prospectus for these charges

Premium Tax Charge: The charge varies as the State changes the charge and by the amount of the Premium.

Administrative Charge: The charge may vary by policy year. See the prospectus for these charges

Mortality and Expense Risk Charge: The charge varies by policy year and by the level of policy Account Value in the Separate Account. See the prospectus for these charges.

COI Charge: The COI rates vary by issue age and policy year. The net amount at risk may, based on death benefit option, vary as the account value varies and by the level of premiums paid.

All of the charges above are current charges. They may be changed in the future but may not exceed the guaranteed maximum.

HL HARTFORD LEADERS VUL LEGACY

ILLUSTRATED INSURED

Male, Age 42, Preferred Non-Nicotine
Initial Face Amount: 300,000
Death Benefit Option A (Level)
$3,600 paid annually on the policy anniversary
Hypothetical Gross Annual Investment Return: 12.00%
Current Cost of Insurance Rates

ACCOUNT VALUE

Account Value = (Beginning Account Value + Net Premium - Monthly Deduction) * (Net Investment Factor)

DERIVATION OF NET RATE OF RETURN FROM GROSS RATE OF RETURN

Net Rate of Return = 11.10% = 12.00% - 0.90%

Assumed Asset Charges = 0.90%
Asset Charges reflected in the illustrations assume that the Account Value is allocated equally among all investment options and is an arithmetic average of investment advisory fees and other expenses charges by each of the available funds during the most recent calendar year. The assumed asset charges used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the policy prospectus summary.

DERIVATION OF NET PREMIUM FROM GROSS PREMIUM

Net Premium = Gross Premium - Sales Load - Premium Tax Charge
For Policy Year 5:

Sales Load = 4.75% of paid premium
Premium Tax Charge = 1.75% of paid premium
Sales Load = 4.75% * $3,600.00 = $171.00
Premium Tax Charge = 1.75% * $3,600.00 = $63.00

Net Premium = $3,600.00 - $171.00 - $63.00 = $3,366.00

HOW THE PERIODIC DEDUCTION FOR COST OF INSURANCE AND OTHER MONTHLY DEDUCTIONS ARE MADE

For Policy /Year 5, Month 1:

Monthly Deduction Amount = Administrative Charge + Mortality and Expense Risk Charge + Monthly Per $1,000 Charge + Cost of Insurance Charge

Administrative Charge = $7.50

Mortality and Expense Risk Charge = Mortality and Expense Risk Charge Rate * Account Value
Mortality and Expense Risk Charge = (.0075/12) * $15,088.17 = $9.43

Monthly per $1,000 Charge = Monthly per $1,000 Charge rate * Initial Face Amount / 1,000
Monthly per $1,000 Charge = 0.2653 * 300,000 / 1,000 = 79.59

Cost of Insurance Charge = Net Amount at Risk * Monthly COI rate per Thousand / 1,000

Net Amount at Risk = Death Benefit - Account Value
Net Amount at Risk = 300,000 - 15,088.17 = 284,911.83
Cost of Insurance Charge = 284,911.83 * 0.0428 / 1,000 = 12.19

The Account Value used to determine the Mortality and Expense Risk Charge and Net Amount at Risk is after applying any premium

Monthly Deduction Amount = $7.50 + 9.43 + 79.59 + 12.19 = 108.71

Account Value after Monthly Deduction = Beginning Account Value + Net Premium - Monthly Deduction = 11,722.17 + 3,366.00 - 108.71 = $14,979.46

HOW NET INVESTMENT EARNINGS ARE DETERMINED

We determine the Net Investment Factor for any Valuation Period using the following equation:
(a / b)
where a is:

     5. the net asset value per share of the fund held in the Investment Option as of the end of the Valuation Period plus
     6. the per share amount of any dividend or capital gain distributions paid by the fund in the Valuation Period then ended and

b is the net asset value per share of the corresponding fund at the beginning of the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not changes as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In the illustrations, a hypothetical monthly net investment factor is determined that is equivalent to 11.10% net annual effective rate of return.

Hypothetical Monthly Net Investment Factor = (1+ .111) ^ (1/12) = 1.00881029

This hypothetical monthly net investment factor is applied to the Account Value after the Monthly Deduction Amount to determine the end of month Account Value.

For Policy Year 5, Month 1
End of Month Account Value = 14,979.46 * 1.0081029 = 15,111.44

Monthly Investment Earnings = End of Month Account Value - Account Value after Monthly Deduction
Monthly Investment Earnings = 15,111.44 - 14,979.46 = 131.97

DETERMINATION OF END OF YEAR ACCOUNT VALUE

Each month, the monthly deduction amount is deducted from the Account Value and the monthly investment earnings are added to the account value. The end of month twelve Account Value is the end of the year Account Value. Please see below:

POLICY     POLICY           GROSS                            PREMIUM TAX     ADMINISTRATIVE
 YEAR       MONTH          PREMIUM          SALES LOAD         CHARGE            CHARGE
--------------------------------------------------------------------------------------------
 4            12
 5             1            3.600.00          (171.00)          (63.00)           (7.50)
 5             2              0.00              0.00             0.00             (7.50)
 5             3              0.00              0.00             0.00             (7.50)
 5             4              0.00              0.00             0.00             (7.50)
 5             5              0.00              0.00             0.00             (7.50)
 5             6              0.00              0.00             0.00             (7.50)
 5             7              0.00              0.00             0.00             (7.50)
 5             8              0.00              0.00             0.00             (7.50)
 5             9              0.00              0.00             0.00             (7.50)
 5            10              0.00              0.00             0.00             (7.50)
 5            11              0.00              0.00             0.00             (7.50)
 5            12              0.00              0.00             0.00             (7.50)

        MORTALITY AND
POLICY   EXPENSE RISK     PER $1,000           COI          INVESTMENT       END OF MONTH
 YEAR       CHARGE          CHARGE           CHARGE          EARNINGS        ACCOUNT VALUE
------  ------------------------------------------------------------------------------------
 4                                                                              11,722.17
 5           (9.46)          (79.59)          (12.19)          131.97           15,111.44
 5           (9.44)          (79.59)          (12.19)          132.18           15,134.89
 5           (9.46)          (79.59)          (12.19)          132.38           15,158.54
 5           (9.47)          (79.59)          (12.19)          132.59           15,182.38
 5           (9.49)          (79.59)          (12.19)          132.80           15,206.41
 5           (9.50)          (79.59)          (12.19)          133.01           15,230.65
 5           (9.52)          (79.59)          (12.19)          133.23           15,255.08
 5           (9.53)          (79.59)          (12.19)          133.44           15,279.71
 5           (9.55)          (79.59)          (12.19)          133.66           15,304.54
 5           (9.57)          (79.59)          (12.18)          133.88           15,329.58
 5           (9.58)          (79.59)          (12.18)          134.10           15,354.83
 5           (9.60)          (79.59)          (12.18)          134.32           15,380.28